February 12, 2019

DBX ETF TRUST

Xtrackers Municipal Infrastructure Revenue Bond ETF

(the “Fund”)

Supplement to the Fund’s Summary Prospectus and Statutory Prospectus dated September 28,

2018, as each may be supplemented from time to time

The Board of Trustees of DBX ETF Trust has approved a reduction in the Fund’s unitary management fee to 0.15% of the Fund’s average daily net assets and accordingly terminated the Adviser’s voluntary expense limitation that limited that Fund’s operating expenses at 0.15% per year because of the redundancy. The reduction in the unitary management fee and the termination of the Adviser’s voluntary expense limitation for the Fund are effective immediately.

Accordingly, effective immediately, the Summary Prospectus and Statutory Prospectus for the Fund are revised as follows:

The following table replaces the “Annual Fund Operating Expenses” table in the section of the Summary

Prospectus and Statutory Prospectus entitled “Xtrackers Municipal Infrastructure Revenue Bond

ETF —Fees and Expenses—Annual Fund Operating Expenses:”

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a % of the value of your investment)

Management Fee	0.15
Other Expenses	None
Total Annual Fund Operating Expenses	0.15

* Effective February 12, 2019, the Fund’s management fee was reduced from 0.30% to 0.15% of the Fund’s average daily net assets.

The following table replaces the “Example” table in the section of the Summary Prospectus and Statutory Prospectus entitled “Xtrackers Municipal Infrastructure Revenue Bond ETF —Fees and Expenses—Example:”

1 Year	3 Years	5 Years	10 Years
$15	$48	$85	$192

Additionally, the information with respect to the Fund in the section of the Statutory Prospectus entitled “Management—Management Fee” is hereby deleted and replaced with the following:

Fund	Fee as a % of average daily net assets
Xtrackers Municipal Infrastructure Revenue Bond ETF	0.30	*

* Effective February 12, 2019, the Fund’s management fee was reduced to 0.15% of the Fund’s average daily net assets. However, between November 30, 2018 and February 12, 2019, a voluntary expense limitation limited the Fund’s operating expenses at 0.15%.

Please retain this supplement for future reference.

February 12, 2019

DBX ETF TRUST

Xtrackers Municipal Infrastructure Revenue Bond ETF

(the “Fund”)

Supplement to the Fund’s Statement of Additional Information dated September 28, 2018, as may be supplemented from time to time

The Board of Trustees of DBX ETF Trust has approved a reduction in the Fund’s unitary management fee to 0.15% of the Fund’s average daily net assets. The reduction in the unitary management fee for the Fund is effective immediately.

The third paragraph of the section of the Statement of Additional Information entitled “Investment Advisory, Administrative and Distribution Services—Investment Adviser” is hereby deleted and replaced with the following:

For its investment advisory services to the Funds, the Adviser is entitled to receive a unitary management fee from each Fund based on the Fund’s average daily net assets at an annual rate of:

Fund	Fee
Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF	0.35%
Xtrackers Investment Grade Bond – Interest Rate Hedged ETF	0.25%
Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF	0.45%
Xtrackers Municipal Infrastructure Revenue Bond ETF	0.15%*
*

Prior to February 12, 2019, the Adviser received a unitary management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. However, prior to that date, a voluntary expense limitation limited the Fund’s operating expenses at 0.15%.

Please retain this supplement for future reference.